Income Tax: (Tables)	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income tax benefit (expense

Income tax benefit (expense) for the years ended December 31, 2023 and 2022 differs from the amount that would result from applying Canadian tax rates to net loss before taxes. These differences result from the items noted below:

	2023		2022
	Amount	%	Amount	%
Income tax benefit based on Canadian tax rates	$ 1,330,027	25	$ 2,149,129	25
Decrease due to:
Different tax rates on foreign subsidiaries	(188,093)	(3)	(285,668)	(3)
Non-deductible expenses	(21,848)	(0)	(91,510)	(1)
Write-down of property, plant and equipment	(48,438)	(1)
Derecognition of previously recognized tax benefits	(17,798,883)	(335)	0	0
Change in valuation allowance and other	(1,071,648)	(21)	(1,771,951)	(21)
Income tax expense	$(17,798,883)	(335)	$ 0	-

The Company recorded an income tax expense of $17,798,883 and $NIL for the years ended December 31, 2023 and 2022. Income tax expense in 2023 was a result of the derecognition of previously recognized tax benefits as outlined below.

The 2017 through 2020 tax filings of the Company’s U.S. subsidiary are under examination by the Internal Revenue Service (IRS). Additionally, Canada Revenue Agency (CRA) is examining the Company’s 2018 and 2019 international transactions. The Company has received Notices of Proposed Adjustment (NOPA) from the IRS proposing to (i) disallow the worthless stock deductions (related to investments in the Brisas project) taken by the Company’s U.S. subsidiary for the 2017 tax year and (ii) tax income on or related to the Award that may be received by the Company in the future.

ASC 740-10-25 requires that the Company recognize the financial statement effects of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. The tax benefits of the worthless stock deductions referred to above were previously recorded in the Company’s financial statements on the basis that it was more likely than not that the tax filing position would be sustained. As of each balance sheet date, the Company reassesses the tax position and considers any changes in facts or circumstances that indicate factors underlying the sustainability assertion have changed and whether the amount of the recognized tax benefit is still appropriate.

The Company disagrees with the IRS’s position and is evaluating and considering an appeal of the NOPAs. Moreover, the Company intends to pursue the competent authority process if and when appropriate to ensure no double taxation of the Award amounts by Canada and the U.S. However, given the increased uncertainty the IRS’s position has raised and in consideration of the ongoing CRA audit, the Company has determined that it is appropriate to derecognize the tax benefit of the worthless stock deductions. Accordingly, the Company recognized approximately $17.8 million in income tax expense (including interest of $1.8 million), as a result of the reversal of an $8.1 million income tax receivable and the recognition of an income tax payable of $9.7 million (including interest of $1.8 million) during the year ended December 31, 2023.

The Company also recorded a valuation allowance to reflect the estimated amount of the deferred tax assets which may not be realized, principally due to the uncertainty of utilization of net operating losses and other carry forwards prior to expiration. The valuation allowance for deferred tax assets may be reduced if our estimate of future taxable income changes.

Determining our tax liabilities requires the interpretation of complex tax regulations and significant judgment by management. There is no assurance that the tax examinations to which we are currently subject or any appeals of the NOPAs will result in favorable outcomes.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits, exclusive of interest and penalties, is as follows:

	December 31,	December 31,
	2023	2022

Total amount of gross unrecognized tax benefits at beginning of year	$-	$-
Addition based on tax positions related to the current year	-	-
Addition for tax positions of prior years	16,046,894	-
Reductions for tax positions of prior years	-	-
Settlements	-	-
Total amount of gross unrecognized tax benefits at end of period	$16,046,894	$-

At December 31, 2023 and 2022, the amount of unrecognized tax benefits, inclusive of interest that, if recognized, would impact the Company’s effective tax rate were $17,798,883 and nil, respectively. The amount of unrecognized tax benefits does not include any penalties that may be assessed.

The components of the Canadian and U.S. deferred income tax assets and liabilities as of December 31, 2023 and 2022 were as follows:

	December 31,
	2023	2022
Deferred income tax assets
Net operating loss carry forwards	$43,223,586	$39,298,070
Property, Plant and Equipment	(3,410)	2,129,038
Other	1,615,179	1,672,940
Total deferred income tax asset	44,835,355	43,100,048
Valuation allowance	(44,598,283)	(43,090,943)
Deferred income tax assets net of valuation allowance	$237,072	$9,105

Deferred income tax liabilities
Other	(237,072)	(9,105)
Net deferred income tax asset	$-	$-

At December 31, 2023, we had the following U.S. and Canadian tax loss carry forwards stated in U.S. dollars.

	U.S.	Canadian	Expires
$		$ 1,979,496	2026
		3,673,687	2027
		14,002,422	2028
		13,270,198	2029
		16,394,592	2030
		18,358,148	2031
		5,326,477	2032
		7,743,602	2033
		8,972,136	2034
		12,807,063	2035
		15,226,250	2036
		11,482,681	2037
		1,098,861	2038
		2,863,946	2039
		4,257,132	2040
		15,410,324	2041
		4,056,938	2042
		10,964,907	2043
	5,958,910		-
	$5,958,910	$ 167,888,860